UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2022 (the “Distribution Date”), Fortune Brands Home & Security, Inc., now known as Fortune Brands Innovations, Inc., (the “Company”) completed the previously announced legal and structural separation of MasterBrand, Inc. (“MasterBrand”), and the distribution of all of the outstanding shares of common stock, par value of $0.01 per share of MasterBrand, to the Company’s stockholders (the “Distribution”). Each Company stockholder received one share of MasterBrand common stock for every one share of Company common stock held by such stockholder at 5:00 p.m. Central Time, on December 2, 2022.

On December 14, 2022, in connection with the Distribution, the Company entered into several agreements with MasterBrand setting forth the principal actions taken or to be taken in connection with the Distribution and governing the relationship of the parties following the Distribution, including the following:

•	a Separation and Distribution Agreement;

•	a Transition Services Agreement;

•	a Tax Allocation Agreement; and

•	an Employee Matters Agreement.

Summaries of the material terms and conditions of each of those agreements can be found in the section entitled “Certain Relationships and Related Party Transactions – Agreements with Fortune Brands” in MasterBrand’s information statement, dated December 1, 2022 (the “Information Statement”), which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2022, and which summaries are incorporated herein by reference. The summaries of those agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Transition Services Agreement, Tax Allocation Agreement and Employee Matters Agreement, respectively, which are attached as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Distribution Date, the Company effected the Distribution and completed the separation of MasterBrand from the Company. As a result of the Distribution, MasterBrand became an independent, publicly-traded company, and the Company retained no ownership interest in MasterBrand. The Distribution was made without the payment of any consideration from, or the exchange of any shares by, the Company’s stockholders. The information set forth under Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Distribution, on December 14, 2022, R. David Banyard, Jr. assumed the role of Chief Executive Officer of MasterBrand and resigned from his role as an executive officer of the Company in order to assume his new role.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Name Change

On December 13, 2022, the Company filed with the Secretary of State of the State of Delaware an amendment to its Restated Certificate of Incorporation (the “Charter Amendment”) to change its corporate name from “Fortune Brands Home & Security, Inc.” to “Fortune Brands Innovations, Inc.,” effective as of 12:01 a.m. Eastern Time on December 15, 2022 (the “Company Name Change”). Additionally, the board of directors of the Company amended the Amended and Restated Bylaws (the “Bylaws Amendment”) to reflect the Company Name Change, effective as of 12:01 a.m. Eastern Time on December 15, 2022. The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03. The foregoing description of the Bylaws Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Amended and Restated Bylaws, a conformed copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

New NYSE Ticker Symbol

Effective at the open of business on December 15, 2022, the Company’s shares of common stock, par value $0.01 per share, began trading on the New York Stock Exchange under the new ticker symbol “FBIN”.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release announcing the completion of the Distribution. The press release is filed as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference under this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information

The Company’s unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022 and for each of the years ended December 31, 2021, 2020 and 2019, the Company’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2022 and accompanying notes, is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Fortune Brands Home & Security, Inc.

3.2	Amended and Restated Bylaws of Fortune Brands Innovations, Inc. (Conformed Copy)

10.1	Transition Services Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

10.2	Tax Allocation Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

10.3	Employee Matters Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

99.1	Press Release dated December 15, 2022, issued by Fortune Brands Innovations, Inc.

99.2	Unaudited pro forma condensed consolidated financial information

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

*	Certain schedules and exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date: December 15, 2022	By:	/s/ Hiranda S. Donoghue
	Name:	Hiranda S. Donoghue
	Title:	Senior Vice President, General Counsel and Secretary